                                                                     Exhibit 4.1


COMMON STOCK                         THIS CERTIFICATE IS TRANSFERABLE IN
  PAR VALUE $0.01                  CLEVELAND, OHIO AND NEW YORK, NEW YORK



                                                                          SHARES

                                 [GRAPHIC]





INCORPORATED UNDER THE LAWS            CUSIP 541509 30 3
OF THE STATE OF DELAWARE               SEE REVERSE FOR CERTAIN DEFINITIONS

                                    L O M A K
                                 PETROLEUM, INC.

THIS CERTIFIES THAT







IS THE OWNER OF



                 FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF

Lomak Petroleum, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

  This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile signatures of its duly authorized officers.

Dated:

 Countersigned and Registered:
   KEYCORP SHAREHOLDER SERVICES, INC.
         (Cleveland, Ohio)
                   Transfer Agent and Registrar


                                  /s/ Jeffery A. Bynum     /s/ John H. Pinkerton
          Authorized Signature        Corporate Secretary      President & CEO

                            LOMAK PETROLEUM, INC.

        The Corporation will furnish without charge to any Shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class and series of shares which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the secretary of the Corporation:

        The following abbreviations, when used in the inscription of the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common       UNIF GIFT MIN ACT-______Custodian__________
                                                       (Cust.)          (Minor)
TEN ENT - as tenants by the entireties

JT TEN  - as joint tenants with right             under Uniform Gifts to Minors Act
         of survivorship and not as
         tenants in common                        ---------------------------------
                                                               (State)



   Additional abbreviations may also be used though not in the above list.


        For Value Received,                              hereby sell, assign
                           ------------------------------
and transfer unto

Please insert social security or other
identifying number of assignee
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Please print or typewrite name and address including postal zip code of assignee

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of the Capital Stock represented by the within certificate, and do hereby

                                               Shares
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irrevocably constitute and appoint


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to transfer the said stock on the books of the within-named Corporation with

                                                     Attorney
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full power of substitution in the premises.

Dated             19   .
     -------------  ---


                                   --------------------------------------------
                                   NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                   MUST CORRESPOND WITH THE NAME AS WRITTEN
                                   UPON THE FACE OF THE CERTIFICATE, IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR
                                   ENLARGEMENT, OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:


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THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17AD-15.